UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 20, 2003

                         Commission File Number 0-15949

                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                                    94-2862863
  (State or other jurisdiction             (I.R.S. Employer identification No.)
of incorporation or organization)


                        100 ROWLAND WAY, NOVATO, CA 94945
               (Address of principal executive offices) (Zip code)


                                 (415) 878-4000
                                 --------------
               (Registrant's telephone number including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 19, 2004 (the "Closing Date"), International Microcomputer Software, Inc. ("IMSI") consummated the acquisition (the "Acquisition") of all the stock of Aladdin Systems, Inc. ("Aladdin"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated January 20, 2004, between Aladdin Systems Holdings, Inc, the parent company of Aladdin, and IMSI.

The consideration paid in the Acquisition (which was determined as a result of arms'-length negotiations and which was based upon an in depth analysis of Aladdin's current and projected business activity in addition to comparable companies and transactions) consists of a combination of cash in the amount of $1,500,000, subject to a 10% escrow, 2,317,881 unregistered shares of IMSI common stock (which are required to be registered within 90 days of the close of the transaction) and two three-year convertible notes in the aggregate amount of $3,000,000. Furthermore, additional cash earn-out payments may be earned, up to an aggregate of $2,000,000, based on net revenues derived from Aladdin for the three consecutive twelve month periods following the Closing Date. Additionally, eligible employees of Aladdin will be given the opportunity to convert their existing Aladdin Systems Holdings Inc. common stock options into IMSI common stock options priced at market as of the date of the closing. The newly granted options will be subject to vesting as set forth in our 2004 Incentive Stock Option Plan. The conversion ratio was calculated using the Black-Scholes valuation methodology. The total consideration paid is therefore subject to modification as the number of options to be converted is not currently known.

Aladdin is a developer and publisher of utility software solutions in the areas of information access, removal, recovery, security and distribution of information and data for the Windows(R), Linux and Macintosh(R) platforms.

IMSI is relying on its available cash balance to honor the payment related to the cash component of this transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but no later than 75 days after the closing of the transaction.

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         (B) PRO FORMA FINANCIAL INFORMATION:

The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but no later than 75 days after the closing of the transaction.

         (C) EXHIBITS:

NUMBER                     EXHIBIT DESCRIPTION
--------------------------------------------------------------------------------
2.1 Aladdin Stock Purchase Agreement, dated January 20, 2004, between Aladdin Systems Holdings, Inc. and International Microcomputer Software, Inc.*

99.1 Press Release, dated April 20, 2004 of International Microcomputer Software, Inc. announcing the closing of the Aladdin Systems, Inc acquisition.



In accordance with the procedural guidance in SEC Release Nos. 33-8216 and 34-47583, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 7. Financial Statements and Exhibits" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

* The exhibits to the Stock Purchase Agreement are not being filed herewith. The Stock Purchase Agreement filed herewith briefly describes the contents of each exhibit to the Stock Purchase Agreement. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit to the Commission upon request. Set forth below is a list of the omitted exhibits:

      A     Form of Promissory Note
      B     Form of Promissory Note
      C     Form of Pledge Agreement
      D     Form of Earn-Out Report
      E     Form of Escrow Agreement
      F     Form of Registration Rights Agreement
      G     Form of Executive Employment Agreement- Jonathan Kahn
      H     Form of Executive Employment Agreement- Darryl Lovato
      I     Form of Purchaser's Counsel Opinion
      J     Form of Seller's Counsel Opinion


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
------------------------------------------

DATED: APRIL 20, 2004


BY: /S/ MARTIN WADE, III

Martin Wade, III

Director & Chief Executive Officer